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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-78752, 33-90162, 333-03426 and 333-34117) of
Odwalla, Inc. of our report dated October 26, 1998, appearing on page 21 of this Form 10-K.


PRICEWATERHOUSECOOPERS LLP

San Francisco, California
November 20, 1998